UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    _______

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                        THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)

                                     ______

                                 CT Corporation
                               101 Federal Street
                                Boston, MA 02110
              (Address of principal executive offices) (Zip code)

                                SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                    (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 446-3863

                   DATE OF FISCAL YEAR END: DECEMBER 31, 2016

                  DATE OF REPORTING PERIOD: DECEMBER 31, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2016


                                                 THE ADVISORS' INNER CIRCLE FUND

                                                                  [LOGO OMITTED]
                                                      HARVEST GLOBAL INVESTMENTS


                                                 HARVEST FUNDS INTERMEDIATE BOND

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2016


--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter ........................................................  1
Schedule of Investments .....................................................  6
Statement of Assets and Liabilities ......................................... 15
Statement of Operations ..................................................... 16
Statements of Changes in Net Assets ......................................... 17
Financial Highlights ........................................................ 18
Notes to Financial Statements ............................................... 20
Report of Independent Registered Public Accounting Firm ..................... 34
Disclosure of Fund Expenses ................................................. 35
Trustees and Officers of the Advisors' Inner Circle Fund .................... 38
Approval of Investment Advisory Agreement ................................... 44
Notice to Shareholders ...................................................... 48




The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-573-6994; and (ii) on the SEC's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2016
                                                               (UNAUDITED)
--------------------------------------------------------------------------------

Dear Shareholders:

FUND PERFORMANCE REVIEW

For 2016, Class A of the Fund provided a total return of 4.60%, comparing with the JP Morgan Chase Asian Credit Index China (JACI China) and Hong Kong (JACI
HK) sub-indices, which returned 5.63% and 4.22%, respectively.

The relatively short duration (around 3.5yr), balanced exposure to investment grade (~60%) and high yield (~40%) fixed income securities were the crucial factors behind the fund performance despite Renminibi (RMB) depreciation. Our diversified sector allocation, tactical sector rotation, and credit selection also helped contribute to the return. We added on dips during the market selloff at the start of the year caused by market concerns over China hard-landing and global slow-down with negative interest rate environment. In June, the Brexit event also created attractive opportunities when market corrected sharply initially and then rallied significantly in the following months. We took profit and reduced our overall risk exposure in October after the market run-up and amid the uncertainties around the U.S. presidential elections. U.S. treasury rates rose abruptly following the surprising victory of Donald Trump. We added modest risks following the rate spike as all-in yield reached a more attractive level.

MARKET REVIEW

Emerging Markets (EM) assets had very strong performance in 2016; EM hard currency credit posted double digit returns (JP Morgan EMBI Global Diversified Index (EMBIGD) +10.2% and CEMBI Broad Div Index +10.8%), a strong bounce back after the weak performance for the past three years. EM credit outperformed both EM and Developed Market (DM) equity (MSCI EM +8.6%, S&P +9.5%) .

The year started in a cautious mode, as fears of a China hard-landing, slowing global economic growth and falling oil prices sent markets plummeting in January and early February. However, a sharp rally began thereafter, EM credit spreads tightened. This was driven by the bottoming in oil/commodity prices and recovery in sentiment around Brazil. The second leg of the rally started after Brexit in late June. The expectation of further Quantitative Easing (QE) from the European Central Bank (ECB) and Bank of Japan (BOJ) leading to sustained low rate environment and negative yields triggered an increase in demand for credit overall as well as EM fixed income. Moreover, the positive market sentiment following the U.S. elections enabled spreads to tighten despite the sharp rise in U.S. treasury yields. Markets end the year in a positive note and investors remain sanguine on the risk of adverse trade policies from the new U.S. administration.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2016
                                                               (UNAUDITED)
--------------------------------------------------------------------------------

Under this backdrop, Asia credit had a solid performance in 2016, with JACI index returned 5.8% and JACI China returned 5.6% . Return has been lower than other EM regions, but it has also been more stable with less volatility during times of market stress. In Asia, the 1.0% default rate was the lowest since 2011 when there were no defaults. Despite the rising default rate in the China onshore bond market, this has not spilled over into the USD bond market.

China delivered 6.7% GDP growth in 2016, in line with the government's target range of 6.5% to 7%, thanks to the targeted stimulus including fiscal spending on infrastructure and continuing accommodative monetary policy. The growth accelerated in the last quarter at 6.8% year over year, a four-quarter high. We believe the firmer finish to the year bodes well for 2017. The structure of growth also improved as the share of consumption on the demand side and of services on the output side rose to record highs.

OUTLOOK ON MARKET

Global bond markets start 2017 on solid footing, as U.S. Treasury rate stabilizes, investor sentiments improve and fund flows return. We believe that recent increase in bond spread and treasury yield has provided a better entry point for investors. We expect U.S. 10 Year Treasury rate to peak in 1Q 2017 at about 2.5% -2.75% and gradually trend lower; we see the rate move towards low-2% at end-2017 because we think that the global economy is not on such a solid footing to accommodate a sharp rise in yields. Moreover, any excessive rise in yield would slow down growth. Though we expect the Chinese government to prioritize deleveraging over growth in 2017, stability would still remain the prime objective for the central government. We expect spreads to continue to grind tighter in 2017 driven by strong technical; the negative rate environments in Japan and Europe are still pushing more flows into bond funds; the strong growth in USD deposits accumulated in both onshore China (currently at about USD600bn) and offshore from export trades have provided cheap funding and a necessity for these banks to invest in the offshore USD bond market.

Asia credit space, especially China, is in a better position than the other EM regions because of its strong local support, better macro fundamentals driven by reform and fiscal policies and higher real interest rate which should provide more policy buffer. Despite the recent USD strength, we expect the Chinese government to stem any massive capital outflow and for the RMB to depreciate in a controlled manner, in the range of 3-5% annually. A sustained, albeit moderate depreciation trend, should continue to attract strong buying interest of offshore USD bonds, which in turn provides a supportive backdrop for the China credit space.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2016
                                                               (UNAUDITED)
--------------------------------------------------------------------------------

FUND POSITIONING

We are currently taking a more defensive stance given the near-term uncertainties and the expected strong primary supply. We will look to switch out of expensive bonds by taking advantage of new issues.

Among Asia credits, we believe fundamentals continue to support corporate bonds; investment grade corporate have kept credit metrics relatively stable. There are some weakening in credit metrics in the high yield companies led by property and mining, but their liquidity profile remains strong. For Chinese credits, we see better risk-reward for USD Investment Grade (IG) bonds over High Yield (HY) bonds, and prefer to stay with the short-dated HY bonds with decent carry. We prefer companies that are deleveraging and refinancing debt to longer tenors and lower rates. We also like our Indian HY and Indonesia HY exposures as they offer yield pick-up versus the Chinese HY property counterpart.

THE ABOVE COMMENTARY EXPRESSES THE PORTFOLIO MANAGERS' VIEWS AS OF THE DATE SHOWN AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE. THESE VIEWS AND THE PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST, AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

JP MORGAN ASIA CREDIT INDEX (JACI) TRACKS TOTAL RETURN PERFORMANCE OF THE ASIA FIXED-RATE DOLLAR BOND MARKET. JACI IS A MARKET CAP-INDEX COMPRISING OF SOVEREIGN, QUASI-SOVEREIGN AND CORPORATE BONDS. THE FUND'S BENCHMARK INDEX IS COMPRISED OF JACI 50% HONG KONG TOTAL RETURN AND 50% CHINA TOTAL RETURN INDEX. THE BENCHMARK INDEX RETURNS DO NOT REFLECT ANY MANAGEMENT FEES, TRANSACTION COSTS OR EXPENSES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

MUTUAL FUND INVESTING INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS STATED OBJECTIVES. BOND AND BOND FUNDS WILL DECREASE IN VALUE AS INTEREST RATES RISE. THE FUND FOCUSES ITS INVESTMENTS PRIMARILY WITH CHINESE ISSUERS AND ISSUERS WITH ECONOMIC TIES TO CHINA. THE FUND IS SUBJECT TO POLITICAL, SOCIAL OR ECONOMIC INSTABILITY WITHIN CHINA WHICH MAY CAUSE DECLINE IN VALUE. FLUCTUATIONS IN CURRENCY OF FOREIGN COUNTRIES MAY HAVE AN ADVERSE AFFECT TO DOMESTIC CURRENCY VALUES. EMERGING MARKETS INVOLVE HEIGHTENED RISK RELATED TO THE SAME FACTORS AS WELL AS INCREASE VOLATILITY AND LOWER TRADING VOLUME. THE FUND USES DERIVATIVE INSTRUMENTS. THE PRIMARY RISK OF DERIVATIVE INSTRUMENTS IS THAT CHANGES IN THE MARKET VALUE OF SECURITIES HELD BY THE FUND AND OF THE DERIVATIVE INSTRUMENTS RELATING TO THOSE SECURITIES MAY NOT BE PROPORTIONATE. DERIVATIVES ARE ALSO SUBJECT TO ILLIQUIDITY AND COUNTERPARTY RISK. HIGH YIELD BONDS INVOLVE GREATER RISK OF DEFAULT OR DOWNGRADE AND ARE MORE VOLATILE THAN INVESTMENT GRADE SECURITIES, DUE TO THE SPECULATIVE NATURE OF THEIR INVESTMENTS. CURRENT AND FUTURE HOLDINGS ARE SUBJECT TO RISK. THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS STATED OBJECTIVE. MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 4.25%.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2016
                                                               (UNAUDITED)
--------------------------------------------------------------------------------

                       DEFINITION OF COMPARATIVE INDICES

JP MORGAN ASIA CREDIT INDEX (JACI) tracks total return performance of the Asia fixed-rate dollar bond market. JACI is a market cap-index comprised of sovereign, quasi-sovereign and corporate bonds and it is partitioned by country, sector and credit rating. The JACI universe of securities represents a liquid and diverse set of issues that fairly represents Asia dollar bond opportunities, tracking total return performance on a daily basis. The Fund's benchmark index is comprised of JACI 50% Hong Kong Total Return and 50% China Total Return Index. The benchmark index returns do not reflect any management fees, transaction costs or expenses. Investors cannot invest directly in an index.

JP MORGAN EMBI GLOBAL DIVERSIFIED INDEX is a comprehensive global local emerging markets index comprising liquid, fixed-rate, domestic currency government bonds. The EMBI Global Diversified defines emerging markets countries with a combination of World Bank-defined per capita income brackets and each country's debt-restructuring history. It limits the weights of countries with larger debt stocks by only including a specified portion of these countries' eligible current face amounts of debt outstanding.

CEMBI BROAD DIV INDEX a global, liquid corporate emerging markets benchmark that tracks U.S.-denominated corporate bonds issued by emerging markets entities.

HSBC CNH BONDS INDEX tracks total return performance of renminbi-denominated and renminbi-settled bonds and certificates of deposit issued outside the People's Republic of China.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2016
                                                               (UNAUDITED)
--------------------------------------------------------------------------------

 GROWTH OF A $10,000 INVESTMENT

                                                                          -------------------------------------
                                                                            AVERAGE ANNUAL TOTAL RETURN FOR
                                                                           THE PERIOD ENDED DECEMBER 31, 2016*
                                                                          -------------------------------------
                                                                                                   ANNUALIZED
                                                                          ONE YEAR   THREE YEAR   INCEPTION TO
                                                                           RETURN      RETURN        DATE**
                                                                          ---------- ------------ -------------
Harvest Funds Intermediate Bond, Institutional Class Shares                 4.61%      4.78%         5.32%
                                                                            -----      ------        -----
Harvest Funds Intermediate Bond, Class A Shares with sales charge           0.13%      3.11%         4.03%
                                                                            -----      ------        -----
Harvest Funds Intermediate Bond, Class A Shares without sales charge        4.60%      4.62%         5.21%
                                                                            -----      ------        -----
50/50 Hybrid consisting of JPMorgan Asia Credit Index, China
  Total Return Index and JPMorgan Asia Credit Index, Hong Kong
  Total Return Index                                                        4.92%      5.34%         4.16%
                                                                            -----      ------        -----
JPMorgan Asia Credit Index, China Total Return Index                        5.63%      6.01%         4.75%
                                                                            -----      ------        -----
JPMorgan Asia Credit Index, Hong Kong Total Return Index                    4.22%      4.66%         3.56%
                                                                            -----      ------        -----


                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]



------------------------------------------------------------------------------------------------------------------------------------
                      Initial Investment Date         2/27/13           Dec 13       Dec 14       Dec 15       Dec 16
------------------------------------------------------------------------------------------------------------------------------------
Harvest Intermediate Bond Fund, Institutional         $10,000           $10,609      $11,156      $11,664      $12,202
------------------------------------------------------------------------------------------------------------------------------------
Harvest Intermediate Bond Fund, A Shares               $9,575           $10,158      $10,663      $11,122      $11,622
------------------------------------------------------------------------------------------------------------------------------------
50/50 Hybrid of the following:                        $10,000           $10,007      $10,765      $11,147      $11,696
------------------------------------------------------------------------------------------------------------------------------------
JP Morgan Asia Credit Index, Hong Kong                $10,000            $9,979      $10,746      $10,977      $11,440
------------------------------------------------------------------------------------------------------------------------------------
JP Morgan Asia Credit Index, China                    $10,000           $10,034      $10,782      $11,318      $11,954
------------------------------------------------------------------------------------------------------------------------------------

* IF THE ADVISER HAD NOT LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURNS WOULD HAVE BEEN LOWER.

**   COMMENCED OPERATIONS ON FEBRUARY 27, 2013.

THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST, AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. FOR PERFORMANCE FOR THE MOST RECENT MONTH END PLEASE CALL1-855-573-6994. A SHORT TERM TRADING FEE OF 1.50% MAY APPLY TO REDEMPTIONS IF SHARES REDEEMED HAVE BEEN HELD FOR LESS THAN 90 DAYS. PER THE PROSPECTUS DATED MAY 1, 2016, THE ADVISOR HAS CONTRACTUALLY AGREED TO REDUCE FEES AND REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO KEEP THE TOTAL ANNUAL FUND OPERATING EXPENSE AFTER FEE REDUCTIONS AND OR EXPENSE REIMBURSEMENTS FROM EXCEEDING 0.88% AND 1.13% OF THE FUND'S AVERAGE DAILY NET ASSETS OF THE INSTITUTIONAL CLASS AND CLASS A SHARES, RESPECTIVELY UNTIL APRIL 30, 2017. IN THE ABSENCE OF CURRENT FEE WAIVERS TOTAL RETURNS WOULD BE REDUCED. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER.

PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SEE DEFINITION OF COMPARATIVE INDEX ON PAGE 4.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2016
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS (UNAUDITED)+:

14.7% Bank and Financial
13.0% Industrial
12.9% HY Property CH
12.5% Bank & Financial
9.5% Conglomerate
7.8% Utilities
7.7% Consumer
5.1% Construction, Materials, Equipment and Cement
4.1% Property
3.7% Sovereign & Quasi
2.9% IG Property CH
2.4% Energy
2.1% REITs
1.6% Others

+ Percentages are based on total investments

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS -- 87.2%

                                             FACE AMOUNT(1)           VALUE
                                             --------------           -----
AUSTRALIA -- 6.7%
   AusNet Services Holdings
       Callable 09/17/2021 @ $100
       5.750%, 03/17/2076 (A) ..............  $   500,000         $    528,781
                                                                  ------------
   Australia & New Zealand Banking Group
       4.400%, 05/19/2026 ..................      350,000              354,446
   Australia & New Zealand Banking Group
       Callable 06/15/2026 @ $100
       6.750%, 12/29/2049 (A) ..............      800,000              845,301
   BHP Billiton Finance
       6.250%, 10/19/2075 ..................      200,000              216,540
   QBE Insurance Group
       Callable 12/02/2024 @ $100
       6.750%, 12/02/2044 (A) ..............      300,000              315,600
       Callable 06/17/2026 @ $100
       5.875%, 06/17/2046 (A) ..............      400,000              401,863
   Virgin Australia Holdings
       7.875%, 10/15/2021 ..................      800,000              804,000
                                                                  ------------
                                                                     3,466,531
                                                                  ------------
BERMUDA -- 0.9%
   Sirius International Group
       Callable 08/01/2026 @ $100
       4.600%, 11/01/2026 ..................      500,000              471,200
                                                                  ------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2016
--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS -- CONTINUED

                                             FACE AMOUNT(1)           VALUE
                                             --------------           -----
BRAZIL -- 1.6%
   Brazilian Government International Bond
       6.000%, 04/07/2026 ..................  $   800,000         $    828,000
                                                                  ------------
CHINA -- 44.1%
   Bank of China
       Callable 10/23/2019 @ $100
       6.750%, 10/31/2049 (A) ...........  CNY  4,000,000              612,274
   Baoxin Auto Finance I
       Callable 12/15/2019 @ $100
       8.750%, 12/29/2049 (A) ..............      450,000              450,000
   Beijing State-Owned Assets Management
       Hong Kong
       4.125%, 05/26/2025 ..................      600,000              595,715
   Bestgain Real Estate Lyra MTN
       3.950%, 12/23/2019 ..................      260,000              262,579
   Central China Real Estate
       Callable 01/23/2019 @ $104
       8.750%, 01/23/2021 ..................      580,000              619,150
   Chalco Hong Kong Investment
       Callable 04/17/2017 @ $100
       6.250%, 04/29/2049 (A) ..............      500,000              502,151
       Callable 11/07/2021 @ $100
       4.250%, 12/29/2049 (A) ..............      400,000              392,896
   Chalieco Hong Kong
       Callable 01/15/2020 @ $100
       5.700%, 12/29/2049 (A) ..............      500,000              507,500
   Charming Light Investments MTN
       5.000%, 09/03/2024 ..................      300,000              309,074
   Chengdu Xingcheng Investment Group
       3.250%, 11/29/2021 ..................      600,000              579,386
   China Aoyuan Property Group
       10.875%, 05/26/2018 . ...............      740,000              796,987
   China Cinda Asset Management
       Callable 09/30/2021 @ $100
       4.450%, 12/29/2049 (A) ..............      600,000              582,000
   China Cinda Finance 2015 I MTN
       4.250%, 04/23/2025 ..................      300,000              295,332
   China Construction Bank
       Callable 05/13/2020 @ $100
       3.875%, 05/13/2025 (A) ..............      550,000              550,961


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               HARVEST FUNDS
                                                              INTERMEDIATE BOND
                                                              DECEMBER 31, 2016
--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS -- CONTINUED

                                              FACE AMOUNT(1)           VALUE
                                             --------------           -----
   China Hongqiao Group
       7.625%, 06/26/2017 ..................  $   200,000         $    202,498
       6.875%, 05/03/2018 ..................      500,000              513,379
   China New Town Finance I
       5.500%, 05/06/2018 ............... CNY   5,700,000              813,767
   China Railway Xunjie
       3.250%, 07/28/2026 ..................      300,000              283,070
   China SCE Property Holdings
       Callable 07/02/2018 @ $105
       10.000%, 07/02/2020 .................      450,000              495,791
   China Taiping Insurance Holdings
       Callable 09/10/2019 @ $100
       5.450%, 12/31/2049 (A) ..............      900,000              934,827
   CITIC MTN
       3.700%, 06/14/2026 ..................      300,000              289,332
   CRCC Yupeng
       Callable 08/01/2019 @ $100
       3.950%, 02/28/2049 (A) ..............      400,000              408,430
   Dawn Victor
       5.500%, 06/05/2018 ..................      600,000              604,315
   Fantasia Holdings Group
       Callable 10/04/2019 @ $104
       7.375%, 10/04/2021 ..................      300,000              299,297
   Greenland Hong Kong Holdings
       5.500%, 01/23/2018................. CNY  7,000,000              984,917
   Huarong Finance II MTN
       Callable 09/14/2021 @ $100
       2.875%, 12/29/2049 (A) ..............      500,000              468,632
   Huarong Finance II MTN
       5.000%, 11/19/2025 ..................      600,000              607,188
   Huarui Investment Holding
       5.250%, 11/26/2018 ................ CNY  2,000,000              286,747
   Industrial & Commercial Bank of China
       Callable 12/10/2019 @ $100
       6.000%, 12/29/2049 (A) ..............      300,000              314,496
   Jinchuan Group
       4.750%, 07/17/2017 ................ CNY  9,000,000            1,210,547
   Oceanwide Holdings International 2015
       Callable 08/11/2018 @ $105
       9.625%, 08/11/2020 ..................      330,000              360,135
   Powerlong Real Estate Holdings
       10.750%, 09/18/2017 ............... CNY  7,400,000            1,088,783



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2016
--------------------------------------------------------------------------------

 CORPORATE OBLIGATIONS -- CONTINUED
                                              FACE AMOUNT(1)           VALUE
                                             --------------            -----
   Proven Honour Capital
       4.125%, 05/06/2026 ..................  $   300,000         $    298,346
   SPIC 2016 US dollar Bond
       3.875%, 12/06/2026 ..................      400,000              399,921
   Sunac China Holdings
       Callable 12/05/2017 @ $104
       8.750%, 12/05/2019 ..................      300,000              324,067
   Times Property Holdings
       Callable 03/05/2018 @ $106
       11.450%, 03/05/2020 .................      250,000              280,067
   Times Property Holdings
       10.375%, 07/16/2017 ............. CNY    4,500,000              658,860
   Tuspark Forward
       5.375%, 11/24/2018 ..................      600,000              613,530
   Unican MTN
       5.150%, 07/02/2018 .............. CNY    6,000,000              848,915
   Unigroup International Holdings
       5.250%, 12/10/2018 ..................      400,000              410,968
   West China Cement
       Callable 09/11/2017 @ $103
       6.500%, 09/11/2019 ..................      400,000              416,262
   Xingtao Assets
       Callable 10/09/2017 @ $100
       3.300%, 10/09/2022 .............. EUR      600,000              623,041
   Yunnan Energy Investment Overseas
       5.500%, 10/21/2017 .............. CNY    3,500,000              492,935
   Yuzhou Properties
       Callable 12/08/2017 @ $105
       9.000%, 12/08/2019 ..................      250,000              269,511
                                                                  ------------
                                                                    22,858,579
                                                                  ------------
FRANCE -- 0.7%
   Societe Generale
       Callable 09/13/2021 @ $100
       7.375%, 12/29/2049 (A) ..............     350,000               349,412
                                                                  ------------
GERMANY -- 0.7%
   Allianz MTN
       Callable 03/07/2022 @ $100
       3.875%, 12/29/2049 ..................     400,000               335,100
                                                                  ------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2016
--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS -- CONTINUED

                                              FACE AMOUNT(1)           VALUE
                                             --------------            -----
HONG KONG -- 10.4%
   Bank of East Asia MTN
       Callable 12/02/2020 @ $100
       5.500%, 12/29/2049 (A) ..............  $   500,000         $    478,826
   China City Construction International
       5.350%, 07/03/2017 (B) ............ CNY  6,433,665              673,297
   China High Speed Transmission Equipment
       Group 8.300%, 11/19/2017 .......... CNY  2,000,000              289,230
   Dah Sing Bank MTN
       Callable 11/30/2021 @ $100
       4.250%, 11/30/2026 (A) ..............      550,000              542,427
   Industrial & Commercial Bank of China Asia
       Callable 07/21/2021 @ $100
       4.250%, 12/29/2049 (A) ..............      500,000              480,890
   King Power Capital
       5.625%, 11/03/2024 ..................      700,000              761,413
   Nexteer Automotive Group
       Callable 11/15/2017 @ $104
       5.875%, 11/15/2021 ..................      300,000              311,250
   NWD MTN
       4.375%, 11/30/2022 ..................      350,000              352,189
   RKI Overseas Finance 2016 A
       5.000%, 08/09/2019 ..................      200,000              201,269
   RKI Overseas Finance 2016 B
       Callable 09/06/2019 @ $102
       4.700%, 09/06/2021 ..................      200,000              190,602
   Studio City
       Callable 11/30/2018 @ $104
       7.250%, 11/30/2021 ..................      600,000              621,000
   Studio City Finance
       Callable 02/02/2017 @ $104
       8.500%, 12/01/2020 ..................      500,000              518,750
                                                                  ------------
                                                                     5,421,143
                                                                  ------------
INDIA -- 4.4%
   Bharti Airtel
       4.375%, 06/10/2025 ..................      550,000              542,406
   GCX
       Callable 02/02/2017 @ $105
       7.000%, 08/01/2019 ..................      480,000              475,980
   Greenko Dutch
       Callable 08/01/2017 @ $104
       8.000%, 08/01/2019 ..................      240,000              253,320



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2016
---------------------------------------------- ---------------------------------
 CORPORATE OBLIGATIONS -- CONTINUED
                                               FACE AMOUNT(1)           VALUE
                                               --------------           -----
   Indian Oil
       5.750%, 08/01/2023 ..................  $   200,000         $    219,519
   ITNL International
       8.000%, 07/17/2017 ............... CNY   1,300,000              184,338
   NTPC MTN
       7.375%, 08/10/2021 ............... INR  40,000,000              595,149
                                                                  ------------
                                                                     2,270,712
                                                                  ------------
INDONESIA -- 8.6%
   Alam Synergy
       Callable 03/27/2017 @ $103
       6.950%, 03/27/2020 ..................      250,000              253,750
   Alam Synergy Pte
       Callable 04/24/2020 @ $103
       6.625%, 04/24/2022 ..................      200,000              195,934
   Astra Sedaya Finance MTN
       2.875%, 04/01/2018 ..................      500,000              499,850
   Comfeed Finance
       Callable 02/02/2017 @ $103
       6.000%, 05/02/2018 ..................      200,000              200,640
   Indonesia Government International Bond MTN
       4.750%, 01/08/2026 ..................      500,000              516,142
   Jababeka International BV
       Callable 10/05/2020 @ $103
       6.500%, 10/05/2023 ..................      200,000              195,395
   Listrindo Capital BV
       Callable 09/14/2021 @ $102
       4.950%, 09/14/2026 ..................      500,000              487,536
   Marquee Land
       Callable 08/05/2017 @ $105
       9.750%, 08/05/2019 ..................      550,000              584,375
   Perusahaan Gas Negara Persero
       5.125%, 05/16/2024 ..................      900,000              924,500
   Theta Capital
       Callable 04/11/2018 @ $104
       7.000%, 04/11/2022 ..................      600,000              614,839
                                                                  ------------
                                                                     4,472,961
                                                                  ------------
PHILIPPINES -- 0.6%
   Travellers International Hotel Group
       6.900%, 11/03/2017 ..................      300,000              310,187
                                                                  ------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2016
--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS -- CONTINUED
                                             FACE AMOUNT(1)            VALUE
                                             --------------            -----
SINGAPORE -- 4.9%
   BOC Aviation MTN
       Callable 01/27/2026 @ $100
       3.875%, 04/27/2026 ..................  $   600,000         $    580,084
   CITIC Envirotech MTN
       Callable 11/27/2018 @ $100
       5.450%, 12/31/2049 (A) ..............      500,000              508,511
   Golden Legacy
       Callable 06/07/2019 @ $104
       8.250%, 06/07/2021 ..................      600,000              618,321
   Jubilant Pharma
       Callable 10/06/2019 @ $102
       4.875%, 10/06/2021 ..................      500,000              486,529
   STATS ChipPAC
       Callable 11/24/2018 @ $104
       8.500%, 11/24/2020 ..................      300,000              312,000
                                                                  ------------
                                                                     2,505,445
                                                                  ------------
SOUTH KOREA -- 0.8%
   Shinhan Bank MTN
       Callable 12/07/2021 @ $100
       3.875%, 12/07/2026 (A) ..............      400,000              400,147
                                                                  ------------
SWITZERLAND -- 1.1%
   Cloverie for Zurich Insurance MTN
       Callable 01/20/2022 @ $100
       4.750%, 12/29/2049 ..................      400,000              363,000
   UBS Group
       7.125%, 12/29/2049 ..................      200,000              206,250
                                                                  ------------
                                                                       569,250
                                                                  ------------
UNITED ARAB EMIRATES -- 1.0%
   AHB Tier 1 Sukuk
       Callable 06/30/2019 @ $100
       5.500%, 06/29/2049 (A) ..............      500,000              500,630
                                                                  ------------
UNITED KINGDOM -- 0.6%
   Barclays
       Callable 03/15/2022 @ $100
       7.875%, 12/29/2049 (A) ..............      300,000              303,750
                                                                  ------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2016
-------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS -- CONTINUED
                                             FACE AMOUNT(1)           VALUE
                                             --------------           -----
   TOTAL CORPORATE OBLIGATIONS
       (Cost $45,902,159). .................                      $ 45,063,047
                                                                  ------------
 EXCHANGE TRADED FUNDS -- 3.8%
                                                  SHARES
                                              -------------
UNITED KINGDOM -- 3.8%
   db x-trackers II - Harvest CSI China
       Sovereign Bond UCITS ETF* ...........       58,558         $  1,235,281
   db x-trackers II Iboxx USD Liquid Asia
       Ex-Japan Corporate Bond UCITS ETF* ..        6,778              764,796
                                                                  ------------
                                                                     2,000,077
                                                                  ------------
   TOTAL EXCHANGE TRADED FUNDS
       (Cost $2,069,113) ...................                         2,000,077
                                                                  ------------
 COMMON STOCK -- 2.0%
SINGAPORE -- 2.0%
   Ascendas REIT ...........................      501,100              785,483
   Frasers Centrepoint Trust REIT* .........      181,000              237,475
                                                                  ------------
                                                                     1,022,958
                                                                  ------------
   TOTAL COMMON STOCK
       (Cost $1,153,928) ...................                         1,022,958
                                                                  ------------
TOTAL INVESTMENTS-- 93.0%
   (Cost $49,125,200) ......................                      $ 48,086,082
                                                                  ============

A summary of the outstanding forward foreign currency contracts held by the Fund at December 31, 2016, is as follows:

                                                                   UNREALIZED
                  SETTLEMENT     CURRENCY           CURRENCY      APPRECIATION
COUNTERPARTY         DATE       TO DELIVER         TO RECEIVE    (DEPRECIATION)
--------------------------------------------------------------------------------
Credit Suisse    02/28/17     SGD  1,500,000      USD 1,034,526      $  (950)
Credit Suisse    03/06/17     EUR    620,000      USD   665,179       10,580
                                                                     -------
                                                                     $ 9,630
                                                                     -------

Percentages are based on Net Assets of $51,696,474.

(1)  In U.S. dollars unless otherwise indicated.

(A) Floating rate security - Rate disclosed is the rate in effect on December 31, 2016.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               HARVEST FUNDS
                                                              INTERMEDIATE BOND
                                                              DECEMBER 31, 2016
--------------------------------------------------------------------------------

(B) Security in default. While management expects to receive the full amount of the principle disclosed, there is a risk that, given capital controls in place in mainland China, amounts ultimately received may be materially different from those disclosed herein and receipt of those proceeds may be significantly delayed or may not occur at all.

*    Non-income producing security.

CNY -- China Yuan Renminbi
ETF -- Exchange Traded Fund
EUR -- Euro
INR -- Indian Rupee
MTN -- Medium Term Note
REIT -- Real Estate Investment Trust
SGD -- Singapore Dollar
UCITS -- Undertakings for Collective Investment in Transferable Securities USD -- U.S. Dollar

INVESTMENTS IN SECURITIES               LEVEL 1        LEVEL 2      LEVEL 3       TOTAL
------------------------------------------------------------------------------------------
  Corporate Obligations               $       --     $45,063,047    $    --    $45,063,047
  Common Stock                         1,022,958              --         --      1,022,958
  Exchange Traded Funds                2,000,077              --         --      2,000,077
                                      ----------     -----------    --------   -----------
Total Investments in Securities       $3,023,035     $45,063,047    $     --   $48,086,082
                                      ==========     ===========    ========   ===========

OTHER FINANCIAL INSTRUMENTS             LEVEL 1        LEVEL 2       LEVEL 3      TOTAL
------------------------------------------------------------------------------------------
  Forwards Contracts*
     Unrealized Appreciation          $       --     $   10,580    $      --   $   10,580
     Unrealized Depreciation                  --           (950)          --         (950)
                                      ----------     -----------    --------   -----------
Total Other Financial Instruments     $       --     $     9,630    $     --   $     9,630
                                      ==========     ===========    ========   ===========

* Forward foreign currency contracts are valued at the net unrealized appreciation (depreciation) on the instrument.

For the year ended December 31, 2016, there have been no transfers between Level 1 & Level 2 assets and liabilities.

For the year ended December 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 -- Significant Accounting Policies in the Notes to Financial Statements








    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2016
--------------------------------------------------------------------------------
 STATEMENT OF ASSEST AND LIABILITES
ASSETS:
  Investments, at Value (Cost $49,125,200) .......................  $48,086,082
  Foreign Currency, at Value (Cost $1,021,183) ...................    1,021,906
  Interest Receivable ............................................      626,319
  Receivable for Capital Shares Sold .............................      237,677
  Cash Equivalents ...............................................      498,547
  Cash Collateral on Forward Contracts ...........................      900,065
  Initial Margin for Futures Contracts ...........................      379,188
  Unrealized Appreciation on Forward Foreign Currency Contracts ..       10,580
  Due from Adviser ...............................................        3,340
  Prepaid Expenses ...............................................       27,578
                                                                    -----------
TOTAL ASSETS .....................................................   51,791,282
                                                                    ===========
LIABILITIES:
  Due to Administrator ...........................................       10,617
  Payable for Capital Shares Redeemed ............................        9,227
  Distribution Fees Payable (Class A Shares) .....................        4,771
  Chief Compliance Officer Fees Payable ..........................        1,547
  Trustees Fees Payable ..........................................          209
  Unrealized Depreciation on Forward Foreign Currency Contracts ..          950
  Audit Fees Payable .............................................       25,050
  Legal Fees Payable .............................................        5,541
  Other Accrued Expenses .........................................       36,896
                                                                    -----------
TOTAL LIABILITIES ................................................       94,808
                                                                    -----------
NET ASSETS .......................................................  $51,696,474
                                                                    ===========
NET ASSETS CONSIST OF:
  Paid-in Capital ................................................  $52,746,051
  Distributions in Excess of Net Investment Income ...............      (75,574)
  Accumulated Net Realized  Gain on Investments ..................       59,693
  Net Unrealized  Depreciation on Investments ....................   (1,039,118)
  Net Unrealized Appreciation on Forward Contracts,
    Foreign Currency Transactions and Translation of
    other Assets and Liabilities Denominated in
    Foreign Currencies ...........................................        5,422
                                                                    -----------
                                                                    $51,696,474
                                                                    ===========
NET ASSET VALUE PRICE PER SHARE
  INSTITUTIONAL CLASS SHARES ($26,946,395 / 2,740,423 SHARES)
  (UNLIMITED AUTHORIZATION -- NO PAR VALUE) ......................  $      9.83
                                                                    ===========
NET ASSET VALUE PRICE PER SHARE
  CLASS A SHARES ($24,750,079 / 2,513,519 SHARES)
  (UNLIMITED AUTHORIZATION -- NO PAR VALUE) ......................  $      9.85
                                                                    ===========
MAXIMUM OFFERING PRICE PER SHARE - CLASS A ($9.85/95.75%) ........  $     10.29
                                                                    ===========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               HARVEST FUNDS
                                                              INTERMEDIATE BOND
                                                              FOR THE YEAR ENDED
                                                              DECEMBER 31, 2016
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
INVESTMENT INCOME:
  Interest Income .................................................  $3,259,368
  Dividend Income .................................................      32,694
  Less: Foreign Taxes Withheld ....................................      (8,903)
                                                                     ----------
TOTAL INVESTMENT INCOME ...........................................   3,283,159
                                                                     ----------
EXPENSES:
  Investment Advisory Fees ........................................     425,554
  Administration Fees .............................................     125,344
  Distribution Fees (Class A Shares) ..............................      59,662
  Trustees' Fees ..................................................      15,861
  Chief Compliance Officer Fees ...................................       5,765
  Transfer Agent Fees .............................................     107,311
  Registration Fees ...............................................      36,905
  Legal Fees ......................................................      31,818
  Audit Fees ......................................................      26,157
  Printing Fees ...................................................      26,060
  Custodian Fees ..................................................      12,524
  Insurance and Other Expenses ....................................      26,497
                                                                     ----------
TOTAL EXPENSES ....................................................     899,458
LESS:
  Waiver of Investment Advisory Fees ..............................    (340,453)
                                                                     ----------
NET EXPENSES ......................................................     559,005
                                                                     ----------
NET INVESTMENT INCOME .............................................   2,724,154
                                                                     ----------
NET REALIZED GAIN ON INVESTMENTS ..................................   1,129,302
NET REALIZED GAIN ON FUTURES CONTRACTS ............................      35,063
NET REALIZED LOSS ON FORWARD CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS ....................................................  (1,278,479)
NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS ..............    (164,346)
NET CHANGE IN UNREALIZED APPRECIATION ON FORWARD CONTRACTS,
  FOREIGN CURRENCY TRANSACTIONS AND TRANSLATION OF OTHER
  ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ........     248,829
                                                                     ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, FUTURES
  CONTRACTS, FORWARD CONTRACTS, FOREIGN CURRENCY TRANSACTIONS
  AND TRANSLATION OF OTHER ASSETS AND LIABILITIES DENOMINATED
  IN FOREIGN CURRENCIES ...........................................     (29,631)
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............  $2,694,523
                                                                     ==========



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                                  HARVEST FUNDS
                                                                                 INTERMEDIATE BOND
--------------------------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
                                                               YEAR ENDED            YEAR ENDED
                                                           DECEMBER 31, 2016     DECEMBER 31, 2015
                                                           -----------------     -----------------
OPERATIONS:
  Net Investment Income ....................................  $ 2,724,154           $ 2,658,744
  Net Realized Gain (Loss) on Investments, Futures
    Contracts, Forward Contracts, Foreign Currency
    Transactions and Translation of other Assets and
    Liabilities Denominated in Foreign Currencies ..........     (114,114)              196,479
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments, Forward Contracts,
    Foreign Currency Transactions and Translation
    of other Assets and Liabilities Denominated in
    Foreign Currencies .....................................       84,483              (393,374)
                                                              -----------           -----------
  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS .............................................    2,694,523             2,461,849
                                                              -----------           -----------
DIVIDENDS AND DISTRIBUTIONS:
  NET INVESTMENT INCOME
    Institutional Class ....................................   (1,050,821)           (1,878,454)
    Class A ................................................     (751,834)             (982,685)
  NET REALIZED GAINS
    Institutional Class ....................................     (405,079)               (2,213)
    Class A ................................................     (365,913)               (1,208)
                                                              -----------           -----------
  TOTAL DIVIDENDS AND DISTRIBUTIONS ........................   (2,573,647)           (2,864,560)
                                                              -----------           -----------
CAPITAL SHARE TRANSACTIONS:(1)
Institutional Class Shares:
    Issued .................................................   12,381,036            26,698,418
    Reinvestment of Distributions ..........................    1,333,375             1,385,523
    Redemption Fees - Note 2 ...............................           25                    --
    Redeemed ...............................................  (23,732,414)          (16,727,375)
                                                              -----------           -----------
  NET INSTITUTIONAL CLASS SHARE TRANSACTIONS ............... (10,017,978)            11,356,566
                                                              -----------           -----------
Class A Shares:
    Issued .................................................    7,917,385            12,691,631
    Reinvestment of Distributions ..........................    1,008,211               892,390
    Redemption Fees - Note 2 ...............................        5,143                 2,975
    Redeemed ...............................................   (4,226,769)           (6,382,647)
                                                              -----------           -----------
  NET CLASS A SHARE TRANSACTIONS ...........................    4,703,970             7,204,349
                                                              -----------           -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS ...........................................   (5,314,008)           18,560,915
                                                              -----------           -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS ....................   (5,193,132)           18,158,204
                                                              -----------           -----------
NET ASSETS:
  Beginning of Year ........................................   56,889,606            38,731,402
                                                              -----------           -----------
   End of Year (including distributions in excess of
  net investment income of $(75,574) and $(61,555)
    respectively) ..........................................  $51,696,474           $56,889,606
                                                              ===========           ===========

(1) For share transactions, see Note 6 in the Notes to Financial Statements.

Amounts designated as "--" are $0.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                                         HARVEST FUNDS
                                                                                        INTERMEDIATE BOND
---------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                                                         SELECTED PER SHARE DATA & RATIOS
                                                            FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                YEAR             YEAR            YEAR          PERIOD
                                               ENDED            ENDED           ENDED           ENDED
                                            DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
INSTITUTIONAL CLASS SHARES                      2016             2015            2014            2013*
                                            -------------------------------------------------------------
Net Asset Value, Beginning of Year .........  $  9.86          $  9.93         $ 10.06         $  10.00
                                              -------          -------         -------         --------
Income (Loss) from Operations:
  Net Investment Income(1) .................     0.49             0.49            0.49             0.37
  Net Realized and Unrealized Gain
    (Loss) .................................    (0.03)           (0.04)           0.03             0.23
                                              -------          -------         -------         --------
Total from Operations ......................     0.46             0.45            0.52             0.60
                                              -------          -------         -------         --------
Redemption Fees ............................  $  0.00(2)       $    --         $    --         $   0.00(2)
                                              -------          -------         -------         --------
Dividends and Distributions:
  Net Investment Income ....................    (0.34)           (0.52)          (0.50)           (0.50)
  Net Realized Gain ........................    (0.15)            0.00(2)        (0.15)           (0.04)
                                              -------          -------         -------         --------
Total Dividends and Distributions ..........    (0.49)          (0.52)           (0.65)           (0.54)
                                              -------          -------         -------         --------
Net Asset Value, End of Year ...............  $  9.83          $  9.86         $  9.93         $  10.06
                                              =======          =======         =======         ========
TOTAL RETURN+ ..............................     4.61%           4.56%           5.16%            6.09%
                                              =======          =======         =======         ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (Thousands) ........  $26,946          $36,803         $25,824         $ 19,130
Ratio of Expenses to Average Net Assets ....   0.88%            0.88%           0.88%(3)         0.88%**(3)
Ratio of Expenses to Average Net Assets
  (Excluding Waivers and Fees Paid
  Indirectly) ..............................    1.48%            1.47%           1.89%            4.53%**
Ratio of Net Investment Income to
  Average Net Assets .......................    4.90%            4.84%           4.81%            4.37%**
Portfolio Turnover Rate ....................     171%             210%            336%             372%***

*    COMMENCED OPERATIONS ON FEBRUARY 27, 2013.

**   ANNUALIZED *** NOT ANNUALIZED

(1)  CALCULATED USING AVERAGE SHARES.

(2)  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE

(3) RATIO EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSES OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 0.88%.

+ RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                                       HARVEST FUNDS
                                                                                      INTERMEDIATE BOND
-------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                       SELECTED PER SHARE DATA & RATIOS
                                                          FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                YEAR            YEAR            YEAR           PERIOD
                                               ENDED           ENDED           ENDED           ENDED
                                            DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
CLASS A SHARES                                  2016            2015            2014            2013*
                                            ------------    -------------   ------------    ------------
Net Asset Value, Beginning of Year .........  $  9.86         $  9.93         $ 10.06         $ 10.00
                                              -------         -------         -------         -------
Income (Loss) from Operations:
  Net Investment Income(1) .................     0.47            0.47            0.47            0.39
  Net Realized and Unrealized Gain
    (Loss) .................................    (0.02)          (0.05)           0.02            0.14
                                              -------         -------         -------         -------
Total from Operations ......................     0.45            0.42            0.49            0.53
                                              -------         -------         -------         -------
Redemption Fees ............................  $  0.00(2)      $  0.00(2)      $  0.01         $  0.07
                                              -------         -------         -------         -------
Dividends and Distributions:
  Net Investment Income ....................    (0.31)          (0.49)          (0.48)          (0.50)
  Net Realized Gain ........................    (0.15)           0.00(2)        (0.15)          (0.04)
                                              -------         -------         -------         -------
Total Dividends and Distributions ..........    (0.46)          (0.49)          (0.63)          (0.54)
                                              -------         -------         -------         -------
Net Asset Value, End of Year ...............  $  9.85         $  9.86         $  9.93         $ 10.06
                                              =======         =======         =======         =======
TOTAL RETURN+ ..............................    4.60%           4.30%           4.97%           6.09%
                                              =======         =======         =======         =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (Thousands) ........  $24,750         $20,087         $12,907         $   490
Ratio of Expenses to Average Net Assets. ...    1.13%           1.13%           1.13%(3)        1.13%**(3)
Ratio of Expenses to Average Net Assets
  (Excluding Waivers and Fees Paid
  Indirectly) ..............................    1.74%           1.73%           2.06%           4.79%**
Ratio of Net Investment Income to
  Average Net Assets .......................    4.66%           4.64%           4.58%           4.13%**
Portfolio Turnover Rate ....................     171%            210%            336%            372%***

(1)  CALCULATED USING AVERAGE SHARES.

(2)  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE

(3) RATIO EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 1.13%

*    COMMENCED OPERATIONS ON FEBRUARY 27, 2013.

**   ANNUALIZED

***  NOT ANNUALIZED

+ RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 56 funds. The financial statements herein are those of Harvest Funds Intermediate Bond (the "Fund") which offers two classes of shares: Institutional Shares and Class A Shares. The Fund is diversified and its investment objective is to seek long-term total return through a combination of capital appreciation and current income. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder's interest is limited to the fund of the Trust in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund. The Fund is an investment company in conformity with U.S.
generally accepted accounting principles ("U.S. GAAP"). Therefore, the Fund follows the accounting and reporting guidelines for investment companies:

     USE OF ESTIMATES -- The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

     reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts' Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

     Securities for which market prices are not "readily available" are valued in accordance with fair value procedures established by the Fund's Board of Trustees (the "Board"). The Fund's fair value procedures are implemented through a fair value pricing committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

     As of December 31, 2016, there were no securities valued in accordance with the fair value procedures.

     In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

     would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

     o Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

     o Level 2 -- Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speed, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

     o Level 3 -- Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

     Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

     For details of the investment classification, reference the Schedule of Investments.

     For the year ended December 31, 2016, there have been no significant changes to the Fund's fair value methodologies.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount calculated using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

     denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the period are presented on the Statement of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For open forward currency contracts, refer to the schedule of investments.

     To reduce counterparty risk with respect to OTC transactions, the Fund has entered into netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in forward foreign currency contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

     agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

     Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

     For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

     The following table presents by derivative type the Fund's OTC derivative assets net of the related collateral posted for the benefit of the Fund at December 31, 2016:



                               VALUE OF    VALUE OF     COLLATERAL PLEDGED       NET
DERIVATIVE TYPE                 ASSET      LIABILITY    (RECEIVED) BY FUND     AMOUNT
-------------------------------------------------------------------------------------
Forward Foreign Currency
Exchange Contracts             $10,580       $(950)          $(9,630)          $   --

     For the year ended December 31, 2016, the average balances of forward foreign currency exchange contracts as presented in the table below, is representative of the volume of activity for this derivative type during the period:

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

     Average Monthly Notional Contracts Purchased                 $6,065,420
     Average Monthly Notional Contracts Sold                      $6,555,340

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

     FUTURES CONTRACTS -- To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund's returns. The Fund's investments in futures contracts are designed to enable the Fund to more closely approximate the performance of its benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

     Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Finally, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

     For the year ended December 31, 2016, the average balances of futures contracts were as follows:

     FUTURES CONTRACTS:

     Average Monthly Notional Value of Contracts Sold Short $ 869,335


     The effect of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2016 was as follows:

                      ASSET DERIVATIVES                     LIABILITY DERIVATIVES
               YEAR ENDED DECEMBER 31, 2016             YEAR ENDED DECEMBER 31, 2016
           STATEMENT OF ASSETS AND LIABILITIES       STATEMENT OF ASSETS AND LIABILITIES
          ---------------------------------------- -------------------------------------
           LOCATION                 FAIR VALUE        LOCATION              FAIR VALUE
----------------------------------------------------------------------------------------
                                                        ?
Forward    Unrealized                                Unrealized
Foreign    appreciation                              depreciation
exchange   on forward                                on forward
contracts  foreign currency                          foreign currency
           contracts                  $10,580        contracts                $ 950
                                      -------                                 ------
Total derivatives not accounted
for as hedging instruments            $10,580                                 $  950
                                      -------                                 ------

     The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2016 is as follows:

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

Amount of realized gain or (loss) on derivatives recognized:

                                                                    FORWARD FOREIGN
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS     FUTURES   CURRENCY CONTRACTS     TOTAL
--------------------------------------------------------------------------------------------------
  Forward Foreign exchange contracts .................  $    --       $(449,409)        $(449,409)
  Interest rate contracts ............................   35,063              --            35,063
                                                        -------       ---------         ---------
     Total ...........................................  $35,063       $(449,409)        $(414,346)
                                                        =======       =========         =========

Change in unrealized appreciation or (depreciation) on derivatives recognized:

                                                                   FORWARD FOREIGN
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS    FUTURES   CURRENCY CONTRACTS      TOTAL
-------------------------------------------------------------------------------------------------
  Forward Foreign exchange contracts .................  $    --       $ 245,830         $ 245,830
                                                        -------       ---------         ---------
     Total ...........................................  $    --       $ 245,830         $ 245,830
                                                        =======       =========         =========

     Federal Income Taxes -- It is the Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

     The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

     As of and during the year ended December 31, 2016, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or penalties.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

     Cash Equivalents -- Idle cash may be swept into various money market sweep accounts and is classified as cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day Expenses -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the fund based on the number of funds and/or relative daily net assets.

     Classes -- Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses, and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

     Dividends and Distributions to Shareholders -- The Fund declares distributions from its net investment income monthly and distributes its net investment income, if any, monthly and makes distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

     Redemption Fees -- The Fund retains redemption fees of 1.50% on redemptions of fund shares held for less than 90 days. The redemption fee is recorded as an increase to paid-in capital. For the year ended December 31, 2016, the Fund retained redemption fees of $5,168. For the year ended December 31, 2015, the Fund retained fees of $2,975. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

	3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, and/ or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer ("CCO") as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services and fees have been approved by and are reviewed by the Board.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

4. ADMINISTRATION, DISTRIBUTION, SHAREHOLDER SERVICING, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended December 31, 2016, the Fund was charged $125,344, for these services.

The Trust has adopted a Distribution Plan (the "Plan") for the Fund's Class A Shares. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of it shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive 0.25% of the Fund's average daily net assets attributable to Class A Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of Institutional Shares of the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

Brown Brothers Harriman & Co. acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5. INVESTMENT ADVISORY:

Under the terms of an investment advisory agreement, Harvest Global Investments Limited ("Harvest" or the "Adviser") provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets.

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, collectively "excluded expenses") from exceeding the amounts of 0.88% and 1.13% for Institutional Class Shares and Class A Shares, respectively, as a percentage of average net assets, until April 30, 2017.

The Adviser may renew these contractual fee waivers for subsequent periods. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the total

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

annual fund operating expenses (not including excluded expenses) and the amounts listed above for each Fund to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any prior agreement) was in place. To maintain these expense limits, the Adviser may reduce a portion of its management fees and/or reimburse certain expenses of each Fund. As of December 31, 2016, fees which were previously waived and/or reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $338,903, $332,332 and $340,453 expiring in 2017, 2018 and 2019, respectively.
During the year ended December 31, 2016, there has been no recoupment of previously waived and reimbursed fees.

6. SHARE TRANSACTIONS:

                                            YEAR                 YEAR
                                            ENDED                ENDED
                                         DECEMBER 31,         DECEMBER 31,
                                             2016                 2015
                                         ------------         ------------
SHARE TRANSACTIONS:
  INSTITUTIONAL CLASS
    Issued ...........................    1,217,064            2,652,959
    Reinvested .......................      133,071              138,469
    Redeemed .........................   (2,344,081)          (1,657,726)
                                         ----------           ----------
  NET SHARE TRANSACTIONS .............     (993,946)           1,133,702
                                         ==========           ==========
  CLASS A
    Issued ...........................      795,218            1,279,074
    Reinvested .......................      100,594               89,319
    Redeemed .........................     (419,510)            (630,807)
                                         ----------           ----------
  NET SHARE TRANSACTIONS .............      476,302              737,586
                                         ==========           ==========

7. INVESTMENT TRANSACTIONS:

The cost of security purchases and process from security sales, other than short-term securities, for the year ended December 31, 2016, were as follows:

                                U.S. GOVERNMENT         OTHER
                                ---------------       ----------
     Purchases                     1,767,850          66,141,188
     Sales                           329,250          69,834,312

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences, primarily attributed to foreign currency gains and losses and reclassification of distributions, have been reclassified to/from the following accounts during the year ended December 31, 2016:

                  UNDISTRIBUTED NET          ACCUMULATED NET
                  INVESTMENT INCOME           REALIZED LOSS
                  -----------------          ---------------
                     $(935,518)                $935,518

These reclassifications had no impact on the net assets or net asset value per share. The tax character of ordinary dividends and capital gain distributions declared during the last two fiscal years was as follows:

                                             LONG-TERM
                       ORDINARY INCOME     CAPITAL GAIN        TOTAL
                       ---------------     ------------     ----------
    2016                 $2,559,741          $13,906        $2,573,647
    2015                 $2,771,600          $92,960        $2,864,560

As of December 31, 2016, the components of Accumulated Losses on a tax basis were as follows:

    Undistributed Long-Term Capital Gains              $    61,408
    Post October Currency Losses Deferred                  (64,992)
    Unrealized Depreciation                             (1,035,413)
    Other Temporary Differences                            (10,580)
                                                       -----------
    Total Net Accumulated Losses                       $(1,049,577)
                                                       -----------

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

The difference between Federal tax cost and book cost are primarily due to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held (excluding foreign currency) by the Fund at December 31, 2016 were as follows:

                       AGGREGATE GROSS    AGGREGATE GROSS
          FEDERAL        UNREALIZED         UNREALIZED       NET UNREALIZED
         TAX COST       APPRECIATION       DEPRECIATION       DEPRECIATION
        -----------   ----------------    ---------------    --------------
        $49,126,917       $684,667         $(1,725,502)      $(1,040,835)

9. CONCENTRATION OF RISK:

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could impact the net asset value. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. The Fund's portfolio consists mainly of Chinese fixed income securities.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized and unrealized or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized.

At December 31, 2016, the net assets of the Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Because the Fund geographically focuses its investments in securities of Chinese issuers and issuers with economic ties to China, the Fund is subject to the risk that political, social or economic instability within China may cause the Fund's investments to decline in value. The People's Republic of China
(PRC) government exercises significant control over the PRC's economy through its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy,

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

management of currency exchange rates, and management of the payment of foreign currency denominated obligations. Changes in these policies could adversely impact affected industries or companies. The PRC's economy, particularly its export oriented industries, may be adversely impacted by trade or political disputes with the PRC's major trading partners, including the U.S. In addition, as its consumer class emerges, the PRC's domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. The Fund currently may buy Renminbi only on the offshore CNH market. The CNH market is newly developed, and as such is often illiquid and highly volatile. The Fund may be subject to greater risk than a mutual fund whose assets are more geographically diversified.

As with most funds that invest in fixed income securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall. The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the quality rating of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the ratings agency to be more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

10. OTHER:

As of December 31, 2016, 83% of Institutional Class Shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11.     REGULATORY MATTERS:

In October 2016, the Securities and Exchange Commission (the "SEC") released its Final Rule on Investment Company Reporting Modernization (the "Rule"). The Rule

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

which introduces two new regulatory reporting forms for investment companies -- Form N-PORT and Form N-CEN -- also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund's current financial statement presentation and expects that the Fund will be able to comply with the Rule's Regulation S-X amendments by the August 1, 2017 compliance date.

12. SUBSEQUENT EVENTS:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
The Advisors' Inner Circle Fund and the Shareholders of
Harvest Funds Intermediate Bond:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Harvest Funds Intermediate Bond (one of the funds constituting The Advisors' Inner Circle Fund, hereafter referred to as the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2017

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for fund management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund's gross income, directly reduce the investment return of a mutual fund. A mutual fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways.

     o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period. "

     o HYPOTHETICAL 5% RETURN. This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Funds' actual return -- the account values shown do not apply to your specific investment.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

 DISCLOSURE OF FUND EXPENSES (UNAUDITED)
-------------------------------------------------------------------------------------------
                                      BEGINNING       ENDING
                                       ACCOUNT       ACCOUNT       ANNUALIZED     EXPENSES
                                        VALUE         VALUE         EXPENSE     PAID DURING
                                      7/01/16        12/31/16        RATIOS       PERIOD*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
     Institutional Class Shares      $1,000.00      $1,005.70        0.88%         $4.44
     Class A Shares                   1,000.00       1,005.30        1.13%          5.70
HYPOTHETICAL 5% RETURN
     Institutional Class Shares     $1,000.00       $1,020.71        0.88%        $ 4.47
     Class A Shares                  1,000.00        1,019.45        1.13%          5.74

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period.)

                      This Page Intentionally Left Blank.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Trustees." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940

------------------------------------------------------------------------------------------------------------------------------------
                                 POSITION WITH TRUST                         PRINCIPAL
                                 AND LENGTH OF TIME                         OCCUPATION
NAME AND YEAR OF BIRTH                SERVED(1)                       IN THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(3,4)
------------------------------------------------------------------------------------------------------------------------------------
ROBERT NESHER                    Chairman of the                 SEI employee 1974 to present; currently
(BORN: 1946)                     Board of Trustees               performs various services on behalf of
                                 (Since 1991)                    SEI Investments for which Mr. Nesher is
                                                                 compensated.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM M. DORAN                 Trustee                         Self-Employed Consultant since 2003. Partner
(BORN: 1940)                     (Since 1991)                    at Morgan, Lewis & Bockius LLP (law firm) from
                                                                 1976 to 2003. Counsel to the Trust, SEI
                                                                 Investments, SIMC, the Administrator and the
                                                                 Distributor.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------------
JOHN K. DARR                     Trustee                         Retired. Chief Executive Officer, Office of
(BORN: 1944)                     (Since 2008)                    Finance, Federal Home Loan Banks, from 1992
                                                                 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
JOSEPH T. GRAUSE, JR.            Trustee                         Self-Employed Consultant since January 2012.
(BORN: 1952)                     (Since 2011)                    Director of Endowments and Foundations,
                                                                 Morningstar Investment Management, Morningstar,
                                                                 Inc., 2010 to 2011. Director of International
                                                                 Consulting and Chief Executive Officer
                                                                 of Morningstar Associates Europe Limited,
                                                                 Morningstar, Inc., 2007 to 2010. Country
                                                                 Manager -- Morningstar UK Limited, Morningstar,
                                                                 Inc., 2005 to 2007.
------------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust's Declaration of Trust.
(2) Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies under the 1940 Act.
(3) Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940Act by virtue of their affiliation with the Distributor and/or its affiliates.
(4)  Trustees oversee 56 funds in The Advisors' Inner Circle Fund.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-727-6346. The following chart lists Trustees and Officers as of December 31, 2016.

                              OTHER DIRECTORSHIPS
                         HELD IN THE PAST FIVE YEARS(2)
--------------------------------------------------------------------------------

Current Directorships: Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments--Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments--Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.
--------------------------------------------------------------------------------

Current Directorships: Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors' Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments--Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments -- Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O'Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.
--------------------------------------------------------------------------------

Current Directorships: Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.
--------------------------------------------------------------------------------

Current Directorships: Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
--------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                 POSITION WITH TRUST                         PRINCIPAL
                                 AND LENGTH OF TIME                         OCCUPATION
NAME AND YEAR OF BIRTH                SERVED(1)                       IN THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
(CONTINUED)(3)
------------------------------------------------------------------------------------------------------------------------------------
MITCHELL A. JOHNSON              Trustee (Since 2005) Retired.   Private Investor since 1994.
(BORN: 1942)
------------------------------------------------------------------------------------------------------------------------------------
BETTY L. KRIKORIAN               Trustee (Since 2005)            Vice President, Compliance, AARP Financial Inc.
(BORN: 1943)                                                     from 2008-2010. Self-Employed Legal and Financial
                                                                 Services Consultant since 2003.
------------------------------------------------------------------------------------------------------------------------------------
BRUCE R. SPECA                   Trustee (Since 2011)            Global Head of Asset Allocation, Manulife Asset
(BORN: 1956)                                                     Management (subsidiary of Manulife Financial),
                                                                 2010 to 2011. Executive Vice President -- Investment
                                                                 Management Services, John Hancock Financial
                                                                 Services (subsidiary of Manulife Financial), 2003
                                                                 to 2010.
------------------------------------------------------------------------------------------------------------------------------------
GEORGE J. SULLIVAN, JR.          Trustee                         Retired since 2012. Self-Employed Consultant,
(BORN: 1942)                     Lead Independent                Newfound Consultants Inc., 1997 to 2011.
                                 Trustee
                                 (Since 1999)
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL BEATTIE                  President                       Director of Client Service, SEI Investments
(BORN: 1965)                     (since 2011)                    Company, since 2004.
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN CONNORS                  Treasurer, Controller and       Director, SEI Investments, Fund Accounting since
(BORN: 1984)                     Chief Financial Officer         2014. Audit Manager, Deloitte & Touche LLP, from
                                 (since 2015)                    2011 to 2014. Audit Supervisor, BBD, LLP (formerly
                                                                 Briggs, Bunting & Dougherty, LLP), from 2007 to
                                                                 2011.
------------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust's Declaration of Trust.

(2) Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies under the 1940 Act.

(3)  Trustees oversee 56 funds in The Advisors' Inner Circle Fund.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

                              OTHER DIRECTORSHIPS
                         HELD IN THE PAST FIVE YEARS(2)
--------------------------------------------------------------------------------

Current Directorships: Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.
--------------------------------------------------------------------------------

Current Directorships: Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds and The KP Funds.
--------------------------------------------------------------------------------

Current Directorships: Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds and The KP Funds.
--------------------------------------------------------------------------------

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors' Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI's Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.
--------------------------------------------------------------------------------

                                     None.
--------------------------------------------------------------------------------

                                     None.
--------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                 POSITION WITH TRUST                         PRINCIPAL
                                 AND LENGTH OF TIME                         OCCUPATION
NAME AND YEAR OF BIRTH                SERVED(1)                       IN THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
DIANNE M. DESCOTEAUX             Vice President and              Counsel at SEI Investments since 2010. Associate at
(BORN: 1977)                     Secretary (Since 2011)          Morgan, Lewis & Bockius LLP from 2006 to 2010.
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL EMERY                    Chief Compliance                Chief Compliance Officer of SEI Structured Credit
(BORN: 1962)                     Officer (Since 2006)            Fund, LP since June 2007. Chief Compliance Officer
                                                                 of SEI Alpha Strategy Portfolios, LP from June 2007
                                                                 to September 2013. Chief Compliance Officer of The
                                                                 Advisors' Inner Circle Fund II, Bishop Street Funds,
                                                                 The KP Funds, The Advisors' Inner Circle Fund III,
                                                                 Winton Series Trust, Winton Diversified Opportunities
                                                                 Fund (closed-end investment company), Gallery
                                                                 Trust, SEI Institutional Managed Trust, SEI Asset
                                                                 Allocation Trust, SEI Institutional International Trust,
                                                                 SEI Institutional Investments Trust, SEI Daily Income
                                                                 Trust, SEI Tax Exempt Trust, Adviser Managed Trust,
                                                                 New Covenant Funds, SEI Insurance Products Trust
                                                                 and SEI Catholic Values Trust. Chief Compliance
                                                                 Officer of SEI Opportunity Fund, L.P. until 2010. Chief
                                                                 Compliance Officer of O'Connor EQUUS (closed-
                                                                 end investment company) to 2016. Chief Compliance
                                                                 Officer of SEI Liquid Asset Trust to 2016.
------------------------------------------------------------------------------------------------------------------------------------
LISA WHITTAKER                   Vice President and              Attorney, SEI Investments Company (2012-present).
(BORN: 1978)                     Assistant Secretary             Associate Counsel and Compliance Officer, The
                                 (Since 2013)                    Glenmede Trust Company, N.A. (2011-2012).
                                                                 Associate, Drinker Biddle & Reath LLP (2006-2011).
------------------------------------------------------------------------------------------------------------------------------------
JOHN Y KIM                       Vice President and              Attorney, SEI Investments Company (2014-present).
(BORN: 1981)                     Assistant Secretary             Associate, Stradley Ronon Stevens & Young, LLP
                                 Since 2014)                     (2009-2014).
------------------------------------------------------------------------------------------------------------------------------------
BRIDGET E. SUDALL                Anti-Money Laundering           Senior Associate and AML Officer, Morgan Stanley
(BORN: 1980)                     Compliance Officer and          Alternative Investment Partners from April 2011 to
                                 Privacy Officer (since          March 2015. Investor Services Team Lead, Morgan
                                 2015)                           Stanley Alternative Investment Partners from 2007 to
                                                                 2011.
------------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

                              OTHER DIRECTORSHIPS
                          HELD IN THE PAST FIVE YEARS
--------------------------------------------------------------------------------

                                     None.
--------------------------------------------------------------------------------

                                     None.











--------------------------------------------------------------------------------

                                     None.
--------------------------------------------------------------------------------

                                     None.
--------------------------------------------------------------------------------

                                     None.
--------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
--------------------------------------------------------------------------------

Pursuant to Section 15 of the Investment Company Act of 1940 (the "1940 Act"), the Fund's advisory agreement (the "Agreement") must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the "Board" or the "Trustees") of The Advisors' Inner Circle Fund (the "Trust") or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, as defined in the 1940 Act (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on November 16, 2016 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser's services; (ii) the Adviser's investment management personnel; (iii) the Adviser's operations and financial condition;
(iv) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund's advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds;
(vi) the level of the Adviser's profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser's potential economies of scale; (viii) the Adviser's compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser's policies on and compliance procedures for personal securities transactions; and (x) the Fund's performance compared with a peer group of mutual funds and the Fund's benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser's services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser's portfolio management personnel, the resources of the Adviser, and the Adviser's compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser's investment and risk management approaches for the Fund. The most recent investment adviser registration form ("Form ADV") for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund's investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Board was provided with regular reports regarding the Fund's performance over various time periods, including since its inception, and information regarding the Fund's performance since the Agreement was last renewed. The Trustees also

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

reviewed reports prepared by the Fund's administrator comparing the Fund's performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund's performance was satisfactory, or, where the Fund's performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund's administrator comparing the Fund's net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser's profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser's commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser's views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund's shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

RENEWAL OF THE AGREEMENT

Based on the Board's deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees' counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have a December 31, 2016, tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2016, tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2016, the Fund is designating the following items with regard to distributions paid during the year.


                                                 DIVIDENDS
                                               QUALIFYING FOR
LONG TERM                                        CORPORATE                                                    SHORT-TERM
  CAPITAL          ORDINARY                      DIVIDEND       QUALIFYING         U.S.        INTEREST         CAPITAL
   GAIN             INCOME          TOTAL        RECEIVABLE      DIVIDEND       GOVERNMENT      RELATED          GAIN
DISTRIBUTION    DISTRIBUTIONS   DISTRIBUTIONS   DEDUCTION (1)   INCOME (2)     INTEREST (3)   DIVIDENDS (4)   DIVIDENDS (5)
----------------------------------------------------------------------------------------------------------------------------
  0.54%            99.46%          100.00%         0.00%          0.00%            0.00%         0.00%          100.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and it is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of The Advisors' Inner Circle Fund-Harvest Funds Intermediate Bond who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Interest Related Dividends" and is reflected as a percentage of net investment income distribution that is exempt from U.S withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of "Short-Term Capital Gain Dividends" and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2016. Complete information will be computed and reported with your 2016 Form 1099-DIV.

                                 HARVEST FUNDS
                                P.O. Box 219009
                           Kansas City, MO 64121-9009
                                 1-855-573-6994

                              INVESTMENT ADVISER:
                       Harvest Global Investments Limited
                            31/F One Exchange Square
                           8 Connaught Place, Central
                                   Hong Kong

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                     SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                          Morgan, Lewis & Bockius LLP
                               1701 Market Street
                          Philadelphia, PA 19103-2921

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
                           PricewaterhouseCoopers LLP
                              Two Commerce Square
                         2001 Market Street, Suite 1800
                             Philadelphia, PA 19103

                      This information must be preceded or
                  accompanied by a current prospectus for the
                                     Fund.

                                                                 HGI-AR-001-0400

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers LLP ("PwC") related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                     2016                                                        2015
------------------------------------------------------------------------------------------------------------------------------------
                All fees and      All fees and         All other            All fees and      All fees and         All other
                services to       services to          fees and             services to       services to          fees and
                the Trust         service              services to          the Trust         service              services to
                that were         affiliates that      service              that were         affiliates           that service
                pre-              were pre-            affiliates that      pre-              were pre-            affiliates that
                approved          approved             did not              approved          approved             did not
                                                       require                                                     require
                                                       pre-approval                                                pre-approval
------------------------------------------------------------------------------------------------------------------------------------
(a) Audit       $50,400              $0                   $0                 $47,700             $0                    $0
    Fees
------------------------------------------------------------------------------------------------------------------------------------
(b) Audit-         $0                $0                   $0                    $0               $0                    $0
    Related
    Fees
------------------------------------------------------------------------------------------------------------------------------------
(c) Tax            $0                $0                   $0                    $0            $126,345                 $0
    Fees
------------------------------------------------------------------------------------------------------------------------------------
(d) All            $0                $0                   $0                    $0               $0                    $0
    Other
    Fees
------------------------------------------------------------------------------------------------------------------------------------

Fees billed by Ernst & Young LLP ("E&Y") related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                          2016                                                  2015
------------------------------------------------------------------------------------------------------------------------------------
                     All fees and      All fees and      All other         All fees and      All fees and      All other
                     services to       services to       fees and          services to       services to       fees and
                     the Trust         service           services to       the Trust         service           services to
                     that were         affiliates        service           that were         affiliates        service
                     pre-              that were         affiliates        pre-              that were         affiliates
                     approved          pre-              that did not      approved          pre-              that did not
                                       approved          require                             approved          require
                                                         pre-approval                                          pre-approval
------------------------------------------------------------------------------------------------------------------------------------
(a) Audit            $21,945              N/A               N/A             $22,680             N/A               N/A
    Fees
------------------------------------------------------------------------------------------------------------------------------------
(b) Audit-             N/A                N/A               N/A               N/A               N/A               N/A
    Related
    Fees
------------------------------------------------------------------------------------------------------------------------------------
(c) Tax                N/A                N/A               N/A               N/A               N/A               N/A
    Fees
------------------------------------------------------------------------------------------------------------------------------------
(d) All                N/A                N/A               N/A               N/A               N/A               N/A
    Other
    Fees
------------------------------------------------------------------------------------------------------------------------------------

Fees billed by Deloitte & Touche LLP ("D&T") related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                          2016                                                  2015
------------------------------------------------------------------------------------------------------------------------------------
                     All fees and      All fees and      All other         All fees and      All fees and      All other
                     services to       services to       fees and          services to       services to       fees and
                     the Trust         service           services to       the Trust         service           services to
                     that were         affiliates        service           that were         affiliates        service
                     pre-              that were         affiliates        pre-              that were         affiliates
                     approved          pre-              that did not      approved          pre-              that did not
                                       approved          require                             approved          require
                                                         pre-approval                                          pre-approval
------------------------------------------------------------------------------------------------------------------------------------
(a) Audit               $0                N/A                N/A               $0               N/A               N/A
    Fees
------------------------------------------------------------------------------------------------------------------------------------
(b) Audit-             N/A                N/A                N/A              N/A               N/A               N/A
    Related
------------------------------------------------------------------------------------------------------------------------------------
(c) Tax                 $0                N/A                N/A               $0               N/A               N/A
    Fees
------------------------------------------------------------------------------------------------------------------------------------
(d) All                N/A                N/A                N/A              N/A               N/A               N/A
    Other
    Fees
------------------------------------------------------------------------------------------------------------------------------------

Fees billed by BBD, LLP ("BBD") related to the Trust BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                          2016                                                  2015
------------------------------------------------------------------------------------------------------------------------------------
                     All fees and      All fees and      All other         All fees and      All fees and      All other
                     services to       services to       fees and          services to       services to       fees and
                     the Trust         service           services to       the Trust         service           services to
                     that were         affiliates        service           that were         affiliates        service
                     pre-              that were         affiliates        pre-              that were         affiliates
                     approved          pre-              that did not      approved          pre-              that did not
                                       approved          require                             approved          require
                                                         pre-approval                                          pre-approval
------------------------------------------------------------------------------------------------------------------------------------
(a)     Audit           $0                N/A               N/A                $0               N/A               N/A
        Fees
------------------------------------------------------------------------------------------------------------------------------------
(b)     Audit-          N/A               N/A               N/A               N/A               N/A               N/A
        Related
------------------------------------------------------------------------------------------------------------------------------------
(c)     Tax             N/A               N/A               N/A               N/A               N/A               N/A
        Fees
------------------------------------------------------------------------------------------------------------------------------------
(d)     All             N/A               N/A               N/A               N/A               N/A               N/A
        Other
        Fees
------------------------------------------------------------------------------------------------------------------------------------

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer ("CFO") of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant 's CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the

Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre- approval requirement were as follows (PwC):

             ------------------------------------------------------
                                          2016           2015
             ------------------------------------------------------
             Audit-Related Fees            0%             0%
             ------------------------------------------------------
             Tax Fees                      0%             0%
             ------------------------------------------------------
             All Other Fees                0%             0%
             ------------------------------------------------------

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre- approval requirement were as follows (E&Y):

             ------------------------------------------------------
                                          2016           2015
             ------------------------------------------------------
             Audit-Related Fees            0%             0%
             ------------------------------------------------------
             Tax Fees                      0%             0%
             ------------------------------------------------------
             All Other Fees                0%             0%
             ------------------------------------------------------

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre- approval requirement were as follows (D&T):

             ------------------------------------------------------
                                          2016           2015
             ------------------------------------------------------
             Audit-Related Fees            0%             0%
             ------------------------------------------------------
             Tax Fees                      0%             0%
             ------------------------------------------------------
             All Other Fees                0%             0%
             ------------------------------------------------------

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre- approval requirement were as follows (BBD):

             ------------------------------------------------------
                                          2016           2015
             ------------------------------------------------------
             Audit-Related Fees            0%             0%
             ------------------------------------------------------
             Tax Fees                      0%             0%
             ------------------------------------------------------
             All Other Fees                0%             0%
             ------------------------------------------------------

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d
-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a -2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a -2(b)) also accompany this filing as an exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                              The Advisors' Inner Circle Fund

By (Signature and Title)*                 /s/ Michael Beattie
                                          --------------------------
                                          Michael Beattie, President

Date: March 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                 /s/ Michael Beattie
                                          --------------------------
                                          Michael Beattie, President

Date: March 8, 2017


By (Signature and Title)*                 /s/ Stephen Connors
                                          ----------------------------
                                          Stephen Connors,
                                          Treasurer, Controller & CFO


Date: March 8, 2017

* Print the name and title of each signing officer under his or her signature.